UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey,		07016
(Address of Principal Executive Offices)		(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey,		07016
(Address of Principal Executive Offices)		(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02               Unregistered Sales of Equity Securities.

On November 21, 2005, Mack-Cali Realty, L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), entered into a Contribution and Exchange Agreement (the “Contribution Agreement”) by and between the Operating Partnership and Tenth Springhill Lake Associates L.L.L.P., Eleventh Springhill Lake Associates L.L.L.P., Twelfth Springhill Lake Associates L.L.L.P., Fourteenth Springhill Lake Associates L.L.L.P., each a Maryland limited liability limited partnership, Greenbelt Associates, a Maryland general partnership, and Sixteenth Springhill Lake Associates L.L.L.P., a Maryland limited liability limited partnership, and certain other natural persons (collectively, the “Contributors”), to acquire all of the beneficial interests of the Contributors and ownership of those certain properties located at 6301 Ivy Lane, 6303 Ivy Lane, 6305 Ivy Lane, 6404 Ivy Lane, 6406 Ivy Lane, 6411 Ivy Lane and 9200 Edmonston Road, Greenbelt, Maryland (collectively, “Capital Office Park”). Capital Office Park consists of seven office buildings in the Washington, D.C. metropolitan area aggregating approximately 842,300 square feet.

On February 28, 2006, the Operating Partnership issued 1,942,334 Common Units of Limited Partnership Interest of the Operating Partnership (the “Common Units”) at $44.99 per Common Unit to the Contributors as partial consideration for the purchase price of the Contributors' interests in Capital Office Park in connection with the completion of the acquisition.

The issuance of the 1,942,334 Common Units to the Contributors was exempt from registration pursuant to Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and all of the Contributors were “accredited investors” (as such term is defined under Rule 501(a) of Regulation D of the Securities Act). The Common Units are redeemable by the holders of Common Units at their option, subject to certain restrictions, on the basis of one Common Unit for either one share of the General Partner’s common stock, par value $0.01 per share (the “Common Stock”), or cash equal to the fair market value of a share of Common Stock at the time of the redemption. The General Partner has the option to deliver shares of Common Stock in exchange for all or any portion of the cash requested. Upon such redemption into Common Stock, fractional shares will be cashed out.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: March 6, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel
And Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: March 6, 2006	By:	/s/ ROGER W. THOMAS
Roger W. Thomas
Executive Vice President, General Counsel
And Secretary